UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 13, 2021, the Board of Directors (the “Board”) of BrightSpire Capital, Inc. (the “Company”) increased the size of the Board from five to six members and appointed Kim S. Diamond to the Board, effective October 13, 2021. Ms. Diamond will serve as an independent director until the Company’s next Annual Meeting of Stockholders in 2022 or until her successor is duly elected and qualifies.

Ms. Diamond was nominated by the Company’s Nominating and Corporate Governance Committee (the “Committee”) after a review of prospective candidates, including backgrounds, relevant experience and professional and personal reputations. The Committee conducted a search for nominees and considered recommendations from members of the Board and management of the Company. Ms. Diamond has not been, and is not expected to be, named to any committee of the Board at this time.

Ms. Diamond will participate in the Company’s non-employee director compensation program. A complete description of the Company’s non-employee director compensation program is set forth in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 24, 2021 (“Director Compensation – Non-Executive Non-Employee Director Compensation Policy”) and is incorporated herein by reference. As approved by the Board, Ms. Diamond will be entitled to a pro-rated grant of 5,690 restricted shares of the Company’s common stock (vesting on May 5, 2022) and an annual cash compensation of $80,000 payable in quarterly installments, pro-rated for service beginning October 13, 2021 until the next Annual Meeting of Stockholders in 2022 or until her successor is duly elected and qualifies.

In connection with her appointment to the Board, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Ms. Diamond that obligates the Company to indemnify her to the maximum extent permitted by Maryland law. The Indemnification Agreement provides that if she is a party or is threatened to be made a party to any proceeding by reason of her status as a director, the Company must indemnify her for all expenses and liabilities actually and reasonably incurred by her, or on her behalf, unless it has been established that:

•her act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
•she actually received an improper personal benefit in money, property or services; or
•with respect to any criminal action or proceeding, she had reasonable cause to believe that her conduct was unlawful;

provided, however, that the Company will (i) have no obligation to indemnify her for a proceeding by or in the right of the Company, for expenses and liabilities actually and reasonably incurred by her, or on her behalf, if it has been adjudged that she is liable to the Company with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses to her for a proceeding brought by her against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law or as otherwise provided by the Company’s charter or bylaws, a resolution of the Board or an agreement approved by the Board. The form of the Indemnification Agreement has been filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K and is incorporated herein by reference.

The following is a biographical summary for Ms. Diamond:

Kim S. Diamond is an independent director of BrightSpire Capital, Inc. Ms. Diamond has over 30 years of experience in the commercial real estate capital and structured finance debt capital markets industries.

Prior to becoming a board member, Ms. Diamond was a Founding Principal and Head of Structuring and Credit at Crescit Capital Strategies (Crescit), a middle-market, commercial real estate debt fund from July 2017 until August 2021.

Before joining Crescit, Ms. Diamond was a Founding Executive and Senior Managing Director at Kroll Bond Rating Agency, Inc. (KBRA). As a member of the KBRA executive team, Ms. Diamond played a pivotal role in the establishment, growth and ultimate sale of the start-up ratings firm. In addition to running all aspects of KBRA’s Structured Finance Ratings group, Kim was a member of the firm’s policy committee.

Prior to joining KBRA, Ms. Diamond was a Managing Director at Standard and Poor's (S&P). As an early member of S&P’s CMBS group, Ms. Diamond participated with other industry veterans in developing the standards and criteria that became the foundation for the US CMBS business. Ms. Diamond served as Practice Leader of S&P’s US Commercial Mortgage Ratings Group and also helped develop S&P’s International CMBS and other Structured Finance efforts via short term management positions in the firm’s Melbourne, Australia and London, England offices. Ms. Diamond also served as the Interim Head of Structured Finance Ratings for S&P’s Asia/Pacific region in Tokyo, Japan.

Ms. Diamond has served on the Board of Governors of the Commercial Real Estate Finance Council (CREFC), where she held positions as Programming Chair, Membership Chair and Treasurer and has been a recipient of the trade association’s prestigious Founder’s Award. She has also served on the Commercial Board of Governors (COMBOG) for the Mortgage Bankers Association (MBA).

Ms. Diamond currently serves as an advisory board member of Ai SPARK, a start-up commercial real estate fintech firm and is an adjunct professor at New York University’s School of Professional Studies Schack Institute of Real Estate.

Kim received a Bachelor of Arts degree from Cornell University and a Master of Business Administration from Columbia University.

Item 7.01.	Regulation FD Disclosure.

On October 14, 2021, the Company issued a press release announcing the matters described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information included in this Current Report on Form 8-K under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 14, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2021	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary